UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 3, 2018

(Date of earliest event reported)

Verizon Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[   ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting held on May 3, 2018, the following items were submitted to a vote of shareholders.

The number of common shares present at the meeting was 3,580,896,133 or 86.67% of the common shares outstanding on March 5, 2018, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes

Shellye L. Archambeau	2,720,764,867	73,237,708	15,899,642	770,993,916

Mark T. Bertolini	2,748,836,503	44,242,603	16,823,111	770,993,916

Richard L. Carrión	2,669,129,491	123,618,031	17,154,695	770,993,916

Melanie L. Healey	2,717,517,143	76,710,031	15,675,043	770,993,916

M. Frances Keeth	2,696,014,088	83,036,464	30,851,665	770,993,916

Lowell C. McAdam	2,602,599,245	183,107,193	24,195,779	770,993,916

Clarence Otis, Jr.	2,675,971,471	117,334,379	16,596,367	770,993,916

Rodney E. Slater	2,728,047,275	64,711,141	17,143,801	770,993,916

Kathryn A. Tesija	2,722,373,740	71,415,635	16,112,842	770,993,916

Gregory D. Wasson	2,710,909,533	81,296,444	17,696,240	770,993,916

Gregory G. Weaver	2,747,593,550	45,207,943	17,100,724	770,993,916

(b)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2018 was ratified with 3,479,072,881 votes for, 85,849,370 votes against and 15,973,882 abstentions.

(c)	The proposal regarding the Advisory Vote to Approve Executive Compensation was approved with 2,556,509,333 votes for, 229,990,978 votes against, 23,401,906 abstentions and 770,993,916 broker non-votes.

(d)	The shareholder proposal regarding Special Shareowner Meetings was defeated with 1,279,496,579 votes for, 1,502,503,878 votes against, 27,901,760 abstentions and 770,993,916 broker non-votes.

(e)	The shareholder proposal regarding a Lobbying Activities Report was defeated with 987,736,213 votes for, 1,738,560,135 votes against, 83,605,869 abstentions and 770,993,916 broker non-votes.

(f)	The shareholder proposal regarding an Independent Chair was defeated with 1,325,294,054 votes for, 1,457,801,872 votes against, 26,806,291 abstentions and 770,993,916 broker non-votes.

(g)	The shareholder proposal regarding a Report on Cyber Security and Data Privacy was defeated with 318,163,598 votes for, 2,432,624,978 votes against, 59,113,641 abstentions and 770,993,916 broker non-votes.

(h)	The shareholder proposal regarding the Executive Compensation Clawback Policy was defeated with 984,107,478 votes for, 1,796,694,289 votes against, 29,100,450 abstentions and 770,993,916 broker non-votes.

(i)	The shareholder proposal regarding Nonqualified Savings Plan Earnings was defeated with 777,958,649 votes for, 1,997,973,877 votes against, 33,969,691 abstentions and 770,993,916 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: May 8, 2018	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary